Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made effective as of August 29, 2013, by and between Sysorex Global Holdings Corp., a Nevada corporation (the “Company”), and Bridge Bank, N.A., and its assignees (the “Holder” or “Purchasers”).

RECITALS

WHEREAS, the Purchaser has entered into a Credit Facility on the date hereof with the Company and, among other things, received a common stock purchase warrant (the “Warrant”) to purchase 112,500 shares of Common Stock, $.001 par value; and

WHEREAS, as a condition of the Credit Facility, the Company is required to execute and deliver this Agreement to the Purchaser to provide for certain registration rights with respect to Common Stock underlying the Warrants (“Underlying Shares”) upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of these premises and the mutual promises and covenants hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Definitions. In addition to the terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings. Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreement shall have the meanings given such terms in the Subscription Agreement.

“Business Day” means any day other than a Saturday, Sunday or legal holiday in the State of California.

“Effectiveness Date” means, with respect to the Registration Statement to be filed pursuant to Section 2(a), the date on which the SEC declares the Registration Statement effective.

“Effectiveness Period” is defined in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means, with respect to the Registration Statement to be filed hereunder, the date on which the Company files its next registration statement other than an S-4 or S-8 Registration Statement or the S-1 registration statement pending on the date hereof.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities (including any permitted assignee).

“Holders’ Representative” means Bridge Bank, N.A., or any other person that has been appointed by the Holders of a majority of the Registrable Securities to act as representative of the Holders for purposes of this Agreement.

“Indemnified Party” is defined in Section 5(c).

“Indemnifying Party” is defined in Section 5(c).

“Losses” is defined in Section 5(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Underlying Shares issuable upon exercise of warrants provided, that the Company shall have the right to reduce the number of Registrable Securities if in the reasonable opinion of counsel to the Company, the Registration Statement could not be declared effective by the SEC without such reduction as a result of SEC guidance pursuant to Rule 415 promulgated under the Securities Act. Any such reduction shall be pro rata among all Holders. In addition, Registrable Securities shall also include any shares of Common Stock issuable pursuant to Section 2(b) of this Agreement.

“Registration Statement” means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre and post effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Shareholder Questionnaire” is defined in Section 2(e).

“Trading Day” means (i) a day on which Common Stock is traded or quoted on a Trading Market, or (ii) if Common Stock is not traded or quoted on a Trading Market, a day on which Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting price); provided, that in the event that Common Stock is not traded or quoted as set forth in (i), and (ii) hereof, that Trading Day shall mean a Business Day.

“Trading Market” means the following markets or exchanges on which Common Stock is listed or quoted for trading on the date in question: the NASDAQ Capital Market, the New York Stock Exchange, the NYSE MKT, LLC, NASDAQ Global Market, the NASDAQ Global Select Market or the OTC PINK marketplace.

2.     Registration.

(a)     Required Registration. No later than the Filing Date, the Company shall prepare and file with the SEC the Registration Statement covering the resale of all of the Registrable Securities which a Holder has requested to be included in such Registration Statement (subject to the proviso set forth in the definition of “Registrable Securities” above) and for which such Holder has provided the Company with a completed Selling Shareholder Questionnaire, which offering shall be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 (or other applicable form at the discretion of the Company). The Registration Statement shall contain (except if otherwise directed by the Holders) the “Plan of Distribution” substantially in the form attached hereto as Annex A (which may be modified as required by the Securities Act and the rules and regulations thereunder and to respond to comments, if any, received from the SEC). The Company shall cause the Registration Statement to be declared effective under the Securities Act prior to the Effectiveness Date and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement (a) have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act or (b) may be sold without any volume or manner of sale restrictions pursuant to Rule 144 (the “Effectiveness Period”).

(b)     Sufficient Number of Shares Registered. The Registration Statement filed pursuant to Section 2(a) shall include a number of shares of Common Stock sufficient to cover all of the Registrable Securities. In the event the number of shares of Common Stock covered under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities which such Registration Statement is required to cover (subject to the proviso set forth in the definition of “Registrable Securities” above), the Company shall use its reasonable best efforts to amend the Registration Statement, or file a new Registration Statement, or both, so as to cover at least 100% of the Registrable Securities, in each case, as soon as practicable. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

(c)     Participation in Underwritten Registrations. If the registration of which Company gives notice to Holder is for a registered public offering involving an underwriting, Company shall so advise Holder as part of the written notice given to Holder. No Holder may participate in any underwritten registration with respect to the Registrable Securities unless such Holder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting agreements.

(d)     Other Requirements. In connection with any Registration Statement under Section 2(a), Holders whose Registrable Securities are included therein shall provide such information and shall execute and deliver to the Company such documents, including, but not limited to, a selling shareholder questionnaire in customary form and substance reasonably satisfactory to the Company (“Selling Shareholder Questionnaire”), as the Company may reasonably request in order to effect such registration pursuant to this Agreement and in accordance with applicable securities laws.

(e)     Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen (15) days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights on a pro rata basis, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section for the same period as the delay in registering such other securities. Notwithstanding the foregoing, the Company shall not be required to register any Registrable Securities pursuant to this Section that are eligible for resale pursuant to Rule 144(b) promulgated under the Securities Act or that are the subject of a then effective Registration Statement. Notwithstanding the foregoing, nothing herein shall be construed of relieving the Company of its obligations under this Agreement.

3.     Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall use reasonable best efforts to:

(a)     Not less than three (3) Trading Days prior to the filing of the Registration Statement or of any related Prospectus or any amendment or supplement thereto, (i) furnish to the Holders’ Representative copies of all such documents substantially in the form proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of the Holders’ Representative, and (ii) subject, if appropriate, to the execution of confidentiality agreements in form reasonably acceptable to the Company, cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be reasonably necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act.

(b)     (i) Prepare and file with the SEC such amendments, including post effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably practicable, upon request, provide the Holders’ Representative true and complete copies of all correspondence from and to the SEC relating to the Registration Statement (subject, if appropriate, to the execution of confidentiality agreements in form acceptable to the Company).

(c)     Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three (3) Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any Prospectus supplement or post effective amendment to the Registration Statement is proposed to be filed; (B) when the SEC notifies the Company whether there will be a “review” of the Registration Statement and whenever the SEC comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to the Holders’ Representative, subject, if appropriate, to the execution of confidentiality agreements in form acceptable to the Company); and (C) with respect to the Registration Statement or any post effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)     Avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)     Promptly deliver to each Holder no later than five (5) business days after the Effectiveness Date, without charge, two (2) copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto (and, upon the request of the Holder such additional copies as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities). The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c)(ii)-(v).

(f)     Prior to any resale of Registrable Securities by a Holder, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g)     If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Subscription Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(h)     Upon the occurrence of any event contemplated by Section 3(c), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare and file a supplement or amendment, including a post effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will use, in good faith, its commercially reasonable reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. In accordance with the provisions of Section 6(o), the Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Registration Statement and Prospectus.

(i)      Comply in all material respects with all applicable rules and regulations of the SEC relating to the registration of the Registrable Securities pursuant to the Registration Statement or otherwise.

(j)     The Company shall not be required to include in any Registration Statement the Registrable Securities of any Holder that does not complete a Selling Shareholder Questionnaire.

(k)     Make all documents, files, books, records, officers, directors and employees of the Company reasonably available to the Holders’ Representative, legal counsel to the Holders and accountants retained by the Holders (collectively, the “Inspectors”), and make such other accommodations as are reasonably necessary for the Inspectors, if any, to perform a due diligence review of the Company; provided, however, that all such information (“Confidential Information”) will be kept confidential and not utilized by the Inspectors except as contemplated herein and except as required by law or court order. The term Confidential Information also includes any information included in a draft Registration Statement or any related Prospectus or any amendment or supplement thereto provided to a Holder pursuant to Section 3(a); for the avoidance of doubt, however, the Company shall not furnish to Holders, without their prior approval, any information that constitutes or might constitute material, non-public information. The term Confidential Information does not include information that (a) is already in possession of such other party (other than that which is subject to another confidentiality agreement or unless obtained from a third party where the receiving party knows that the third party was subject to a confidentiality agreement), (b) becomes generally available to the public other than by disclosure in violation of this Agreement or any other agreement to which a Holder is a party, or (c) becomes available on a non-confidential basis from a source other than the Company unless obtained from a third party where the receiving party knows that the third party was subject to a confidentiality agreement. Each Holder agrees that it shall, upon learning that disclosure of such Confidential Information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.

(l)     Hold in confidence and not make any disclosure of information concerning any Holder provided to the Company unless (a) such information is already in possession of the Company, (b) such information becomes available to the Company on a non-confidential basis from a person other than such Holder who is not known by the Company to be otherwise bound by a confidentiality or comparable agreement with such Holder, (c) disclosure of such information is necessary to comply with federal or state securities laws, (d) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or Prospectus, (e) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (f) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement to which the Company is a party, or (g) such Holder consents to the form and content of any such disclosure (the Holders shall be deemed to consent to the inclusion of any information provided in the Selling Shareholder Questionnaire, in the Registration Statement, any Prospectus related thereto, and any amendments or supplements thereto). The Company agrees that it shall, upon learning that disclosure of such information concerning any Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(m)     File the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder so long as the Holders own any Registrable Securities, but in no event longer than two (2) years; provided, however, the Company may delay any such filing but only pursuant to Rule 12b-25 under the Exchange Act, and the Company shall use commercially reasonable efforts to take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

(n)     In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

4.     Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company (including, without limitation, fees and expenses of counsel for the Holders’ Representative with respect to the review of the Registration Statement, “Holders’ Representative Counsel”) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement, other than fees and expenses of counsel (other than the Holder’s Representative Counsel referenced above) or any other advisor retained by the Holders and discounts, fees and commissions with respect to the sale of any Registrable Securities by the Holders. The fees and expenses to referred to in the foregoing sentence to be borne by the Company shall include, without limitation, (i) all registration filing and qualification fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which Common Stock is then listed for trading, and (B) to effect compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses), (iii) fees and disbursements of counsel for the Company, (iv) expenses of any special audits incidental to or required by registration, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or other trading market as required hereunder. All expenses of any registered offering not otherwise borne by Company shall be borne pro rata among Holders participating in the Offering and Company.

5.     Indemnification

(a)     Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees, of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (including the cost (including without limitation, reasonable attorneys’ fees) and expenses relating to an Indemnified Party’s actions to enforce the provisions of this Section 5) (collectively, “Losses”), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, any form of prospectus, in any amendment or supplement thereto, in any preliminary prospectus, offering circular or other document incident to a registration, qualification or compliance, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue (or alleged untrue) statements or omissions (or alleged omissions) are based solely upon information regarding such Holder furnished (or in the case of an omission, results from the failure of such Holder to fully or accurately complete the Selling Shareholder Questionnaire) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and which proposed method was reviewed by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has reviewed Annex A hereto for this purpose), (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c), or (3) the failure of the Holder to deliver a Prospectus as amended or supplemented prior to the confirmation of a sale. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)     Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is contained in any information so furnished (or in the case of an omission, results from the failure of such Holder to fully or accurately complete the Selling Shareholder Questionnaire) in writing by or on behalf of such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, results from the failure of such Holder to fully or accurately complete the Selling Shareholder Questionnaire) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and which proposed method was reviewed by such Holder expressly for use in the Registration Statement (it being understood that the Holder has reviewed Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c), or (3) the failure of the Holder to deliver a Prospectus as amended or supplemented prior to the confirmation of a sale. In no event shall the liability of any selling Holder hereunder be greater in amount than the gross proceeds received by the Holder with respect to the sale of its Registrable Securities giving rise to such indemnification obligation.

(c)     Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed to assume the defense of such Proceeding in a timely manner and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel in writing that a conflict of interest would exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, not to be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within fifteen (15) Business Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d)     Contribution. If a claim for indemnification under Section 5(a) or Section 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(e)     The parties hereto agree that it would not be just and equitable if contribution pursuant to Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 5(d). Notwithstanding the provisions of Section 5(d), no Holder shall be required to indemnify or contribute, in the aggregate, pursuant to this Article 5, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. No party guilty of fraudulent misrepresentation pursuant to Section 11(f) of the Securities Act shall be entitled to contribution from any other party.

6.     Miscellaneous.

(a)     Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)     Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c)     Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d)     Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holder whereupon such amendment, modification, supplement or waiver shall be binding on all Holders; provided, however, that no consideration shall be offered or paid to any Holder to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (on a pro-rata basis) is also offered to all of the Holders under this Agreement.

(e)     Notices. All notices that are required or may be given pursuant to this Agreement must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other person or such other address as any party may provide to the other parties by notice in accordance with this section):

If to the Company:
Sysorex Global Holdings Corp. 3375 Scott Blvd., Suite 440 Santa Clara, CA 95054 Attention: Nadir Ali, President Tel: (703) 880-7219 Email: ali@sysorex.com

With a copy to:

Davidoff Hutcher & Citron LLP 605 Third Avenue, 34th Floor New York, NY 10158 Attention: Elliot H. Lutzker, Esq. Telephone: (212) 286-1884 Email: ehl@dhclegal.com

If to Purchaser:

Bridge Bank, N.A.

Bridge Capital Finance Group

55 Almaden Boulevard, Suite 150

San Jose, CA 95113

Attention: Lee A. Shodiss, Senior Vice President, Group Manager

Telephone: (408) 556-6502

Email: Lee.Shodiss@bridgebank.com

With a copy (which shall not constitute notice) to:

Buchalter Nemer

1000 Wilshire Blvd., Suite 1500

Los Angeles, CA 90017

Attention: Robert Willner, Esq.

Telephone: (213) 891-5107

Email: rwillner@buchalter.com

Any such notice or other communication will be deemed to have been given and received (whether actually received or not) on the day it is personally delivered or delivered by courier or overnight delivery service or, if mailed, when actually received.

(f)     Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon each of the parties and their respective successors and permitted assigns.

(g)     Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(h)     Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without regard to the conflicts of laws principles thereof. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any federal court sitting in the Northern District of California; provided, however, that if such federal court does not have jurisdiction over such action, such action shall be heard and determined exclusively in any California state court sitting in Santa Clara County, California. Consistent with the preceding sentence, the parties hereto hereby (a) submit to the exclusive jurisdiction of any federal or state court sitting in the County of California for the purpose of any action arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts.

(i)     Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(i).

(j)     Cumulative Remedies. Subject to the first sentence of Section 6(a), the remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(k)     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)     Interpretation. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. References to Sections mean Sections of this Agreement unless otherwise stated. Any term defined in this Agreement shall be deemed to include derivations of such term (e.g., the term “Indemnified Party” shall include “Indemnified Parties”).

(m)     Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. EACH PURCHASER REPRESENTS THAT IS HAS BEEN REPRESENTED BY ITS OWN SEPARATE LEGAL COUNSEL IN ITS REVIEW AND NEGOTIATION OF THIS AGREEMENT. The Company has elected to provide all Purchasers with the same terms and documents for the convenience of the Company and not because it was required to do so by the Purchasers.

(n)     Assignment of Registration Rights. The rights of any Holder under this Agreement shall be automatically assignable by such Holder to any transferee of all or any portion of Registrable Securities (other than pursuant to a public sale or Rule 144) if: (1) such Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company promptly after such assignment; (2) the Company is, promptly after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned; and (3) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

(o)     Deferral Period. With respect to any Registration Statement filed or to be filed pursuant to Section 2, if the Company determines that, in its good faith judgment, it would (because of the existence of, or in reasonable anticipation of, any acquisition or corporate reorganization or other transaction, financing activity, stock repurchase or other material development involving the Company or any subsidiary, or the unavailability for reasons beyond the Company’s control of any required financial statements or other material information, or any other event or condition material to the Company or any subsidiary) be materially disadvantageous to the Company to proceed with such Registration Statement or that the Company is required by applicable law, rules or regulations not to proceed with the Registration Statement or to suspend its effectiveness (a “Material Development Condition”), then the Company shall, notwithstanding any other provisions of this Agreement, be entitled, upon the giving of a written notice that a Material Development Condition has occurred (a “Delay Notice”) from an officer of the Company to the Holders’ Representative, as the representative of the Purchasers, (i) to cause sales of Registrable Securities by the Purchasers pursuant to such Registration Statement to cease, (ii) to cause such Registration Statement to be withdrawn and the effectiveness of such Registration Statement suspended, or (iii) in the event no such Registration Statement has yet been filed or declared effective, to delay filing or effectiveness of any such Registration Statement until, in the good faith judgment of the Company, such Material Development Condition shall be disclosed or no longer exists (notice of which the Company shall promptly deliver to the Holders’ Representative, as the representative of the Purchasers). Notwithstanding the foregoing provisions of this Section 6(o), in the event a Registration Statement is filed and subsequently withdrawn by reason of any existing or anticipated Material Development Condition as provided above, the Company shall use commercially reasonable efforts to cause a new Registration Statement covering the Registrable Securities to be filed with the SEC as soon as reasonably practicable, but no later than the expiration of ninety (90) days from the Delay Notice.

(p)     Entire Agreement. This Agreement, any annexes hereto and any writings incorporated herein by reference set forth the entire understanding of the parties hereto with respect to the subject matter hereof. The recitals hereto are a material part of this Agreement and are incorporated in this Agreement by reference as if fully set forth herein.

(q)     No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the initial Registration Statement other than the Registrable Securities, and the Company shall not, during the period beginning on the date hereof and ending on the Trading Day immediately following the actual effective date of such initial Registration Statement, enter into any agreement providing any such right to any of its security holders. Notwithstanding the foregoing, however, the Company may grant piggyback registration rights to third parties during the aforementioned period; provided, however, that such rights would expressly exclude the initial Registration Statement contemplated by this Agreement. The Company shall not file any other registration statements until the initial Registration Statement required hereunder is declared effective by the Commission.

(r)     No Inconsistent Agreements. The Company has entered, as of the date hereof, nor shall the Company, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in the Offering Documents, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any person that have not been satisfied in full.

[Signature page(s) to follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SYSOREX GLOBAL HOLDINGS CORP.

By:	/s/ Nadir Ali
Nadir Ali,
President

REGISTRATION RIGHTS AGREEMENT

(SUBSCRIBER’S SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

Name of Subscriber:

Name of Authorized Signatory (if different from Subscriber):

Title of Authorized Signatory:

Signature of Authorized Signatory or Subscriber:

EIN or Social Security Number:

Email Address of Subscriber:

Facsimile Number of Subscriber:

Address for Notice to Subscriber:

REGISTRATION RIGHTS AGREEMENT

ANNEX A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

●	ordinary brokerage transactions and transactions in which the broker/dealer solicits purchasers;

●	block trades in which the broker/dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker/dealer as principal and resale by the broker/dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	put or call options transactions;

●	settlement of short sales;

●	broker/dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

●	a combination of any such methods of sale; and

●	any other method permitted by applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, if available, rather than under this prospectus.

Broker/dealers engaged by the Selling Stockholders may arrange for other brokers/dealers to participate in sales. Broker/dealers may receive commissions from the Selling Stockholders (or, if any broker/dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the donees, pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of Selling Stockholders to include the donee, pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

Annex A

1

The Selling Stockholders and any broker/dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker/dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions under the Securities Act of 1933. The Selling Stockholders have informed the Company that they do not have any agreement or understanding, directly or indirectly, with any person to distribute common stock.

At the time a particular offering of securities is made, to the extent required, a prospectus supplement will be distributed which will set forth the number of securities being offered and the terms of the offering, including the purchase price or the public offering price, the name or names of any underwriters, dealers or agents, the purchase price paid by any underwriters for securities purchased from the Selling Stockholders, any discounts, commissions and other items constituting compensation from the selling security holders and any discounts, commissions or concessions allowed or reallowed or paid to dealers.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Pursuant to applicable rules and regulations under the Securities Exchange Act of 1934, any person engaged in the distribution of the securities offered under this prospectus may not simultaneously engage in market activities for the shares of common stock for a period of five business days prior to the commencement of such distribution. In addition, each Selling Stockholder and any other person who participates in a distribution of the securities will be subject to applicable provisions of the Securities Exchange Act of 1934 and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and may affect the marketability of the securities and the ability of any person to engage in market activities for the shares of commonstock.

Annex A

2

The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act of 1933.

Annex A

3